Consolidated Statements of Comprehensive Income /(Loss) (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Interest income from a related party	$ 810	$ 1,015	$ 1,051
Interest expense from a related party	588	818	519
Brand advertising [Member]
Revenues from a related party	227	174	224
Others [Member]
Revenues from a related party	3,752	3,796	2,187
Cost of revenue from a related party	$ 0	$ 57	$ 237